CAMELOT EVENT-DRIVEN FUND

Class A Shares:

EVDAX

Institutional Class Shares:

EVDIX

SUMMARY PROSPECTUS

November 1, 2019

Advised by:  Camelot Event-Driven Advisors, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.cameloteventdrivenfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://cameloteventdrivenfund.com. You can also get this information at no cost by calling 1-866-706-9790. The Fund’s prospectus, dated November 1, 2019, and statement of additional information, dated November 1, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

 CAMELOT EVENT-DRIVEN FUND SUMMARY

Investment Objective.  The Fund’s investment objective is to provide long-term growth of capital.

Fees and Expenses.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Frank Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 19 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	NONE
Total Other Expenses	1.31%	1.19%
Shareholder Servicing Fees	0.09%	0.12%
Dividends on Short Positions	0.01%	0.01%
Remaining Other Expenses	1.21%	1.06%
Total Annual Fund Operating Expenses	2.86%	2.49%
Fee Waiver and/or Expense Reimbursement(1)	-0.70%	-0.61%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	2.16%	1.88%

(1)Camelot Event-Driven Advisors, LLC (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect until October 31, 2020.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

(2)Expense includes 0.17% of litigation fees. After reimbursement ratio of expenses to average net assets excluding litigation fees is 1.99% for Class A and 1.74% for Institutional Class.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$757	$1,189	$1,646	$2,906
Institutional Class	$191	$591	$1,016	$2,201

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 386% of the average value of its portfolio.

Principal Investment Strategies.

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

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Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.

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Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

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Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

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Special Situation Securities.  The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

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Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees or directors, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees or directors in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

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Short Sales.  The Fund may invest up to 50% of its net assets in short sales at any given time.

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Debt Instruments.  The Fund may invest in all types of fixed-income securities including convertible debt, options, as well as privately negotiated options.  The Fund may invest without restriction as to credit rating, maturity or duration.  The Fund may purchase below investment grade securities, commonly referred to as “junk.”

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Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

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Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

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Derivative Instruments (Including Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Merger Arbitrage Risk.  Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Capital Structure Arbitrage Risk.  The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.

Proxy Fight Risk.  A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

Management Risk.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

Derivative Instruments (Including Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

Initial Public Offering (“IPO”) Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Portfolio Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance

The following bar chart displays the annual return of the Fund over the past ten years. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad-based securities market index. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results. The Fund acquired all of the assets and liabilities of Quaker Event Arbitrage Fund, a series of Quaker Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on June 22, 2018. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Institutional Class Shares were exchanged for Class A, Class A and Institutional Class Shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance for the period after June 22, 2018 and for the Predecessor Fund shares for periods prior to June 22, 2018. Updated performance information will be available at no cost by calling 1-855-318-2804.

Annual Total Returns

During the period shown, the highest return for a quarter was 12.46% for the third quarter 2009, and the lowest return was -11.93% for the fourth quarter 2008.  The Fund’s Class A shares’ total year-to-date return through September 30, 2019 was 7.89% on a load-waived basis.

Performance Table*

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Year	Ten Year	Since Inception
Class A Return Before Taxes	-3.87%	2.00%	5.45%	N/A
Class A Return After Taxes on Distributions**	-4.43%	0.28%	4.38%	N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares	-2.29%	0.74%	3.84%	N/A
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	2.03%	3.44%	N/A	3.78%
S&P 500 Total Return Index***	-4.42%	8.48%	13.11%	6.64%

*Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds.  On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Quaker Event Arbitrage Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Quaker Event Arbitrage Fund had investment objectives, strategies and policies substantially similar to those of the Pennsylvania Avenue Fund, which was managed by one of the Fund’s Portfolio Managers, Thomas Kirchner.

**After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class; after-tax returns for the other class will vary.

**The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies, which represents the performance of the stock market generally and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Management

Investment Adviser.  Camelot Event-Driven Advisors, LLC is the Fund’s investment adviser.

Portfolio Manager.  Thomas F. Kirchner and Paul Hoffmeister, Portfolio Managers of the Adviser, have been responsible for the day-to-day management of the Fund since its inception in June 2018 and previously managed the Predecessor Fund from 2003 to 2018.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.